Corporate Presentation augusT 2024 Exhibit 99.2

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This Presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our CAAR T and CARTA technologies; our ability to grow our autoimmune-focused pipeline; the ability to capitalize on and potential benefits resulting from our research and translational insights; including those related to any similarly-designed constructs or dosing regimens; the anticipated market opportunities for CABA-201 in patients with autoimmune diseases; the Company’s business plans and objectives; our expectations around the potential success and therapeutic benefits of CABA-201, including our belief that CABA-201 may enable an “immune system reset”; Cabaletta's belief of the potential for CAR T to enable a paradigm shift in autoimmunity, including its potential achieve durable remissions without chronic therapy; our plans for Phase 1/2 clinical trials of CABA-201 in patients with systemic lupus erythematosus (SLE), myositis, SSc, and generalized myasthenia gravis (gMG), and for advancement of a RESET-PV sub-study within the ongoing DesCAARTes trial in PV, including the timing thereof, including our anticipated progress, timing of enrollment, expectations for the efficiency of trial designs, updates related to status, safety data, or otherwise and the expected timing of the related data read-outs, and ability to leverage our experience in autoimmune cell therapy; our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and advance the trial as planned in our Phase 1/2 clinical trials of CABA-201; the timing any planned regulatory filings for our development programs, including IND applications; the progress and results of our MusCAARTes™ Phase 1 trial, including the significance and impact around reported safety and clinical and translational data of cohorts from our MusCAARTes™ Phase 1 trial; Cabaletta's potential to eliminate the need for apheresis by using a simpler collection process to obtain the starting material for the CABA-201 manufacturing process the therapeutic potential and clinical benefits of our product candidates; the expectation that Cabaletta may improve outcomes for patients suffering from SLE, SSc, myositis, gMG, mucosal pemphigus vulgaris, MuSK myasthenia gravis, or other autoimmune diseases; the ability of our clinical strategy to reduce risk, maximize reach and accelerate timelines of our Phase 1/2 clinical trials of CABA-201; expectation that clinical results will support CABA-201's safety and activity profile; statements regarding the timing of regulatory filings and interactions with regulatory authorities, including such authorities' review of safety information from our ongoing clinical trials; our ability to successfully complete our preclinical and clinical studies for our product candidates, including our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and progress the trial; our ability to obtain and maintain regulatory approval of our product candidates, including our expectations regarding the intended incentives conferred by and ability to retain Orphan Drug Designation and Fast Track Designations for our product candidates, as applicable; our ability to accelerate our pipeline and to develop meaningful therapies for patients, including in collaboration with academic and industry partners and the ability to optimize such collaborations on our development programs; our ability to contract with third-party suppliers and manufacturers and retain such manufacturers, whether due to legislative action or otherwise; to implement an enhanced manufacturing process and further develop our internal manufacturing strategy, capabilities and facilities; our ability to execute its manufacturing strategy to enable expansion of clinical supply and efficiently scale commercial supply for CABA-201; our potential commercial opportunities, including value and addressable market, for our product candidates; and our expectations regarding our use of capital and other financial results, including our ability to fund operations into the first half of 2026. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our product candidate development activities and preclinical studies and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in our preclinical studies and clinical trials of CABA-201 and MuSK-CAART, the risk that the results observed with the similarly-designed construct, including, but not limited to, due to dosing regimen, are not indicative of the results we seek to achieve with CABA-201, the risk that signs of biologic activity or persistence may not inform long-term results, the risk that persistence observed with effective CD19-CAR T oncology studies in combination with lymphodepletion is not indicative of, or applicable to, clinical responses in patients with mPV, risks related to clinical trial site activation or enrollment rates that are lower than expected, our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of CABA-201; risks that modifications to trial design or approach may not have the intended benefits and that the trial design may need to be further modified; our ability to protect and maintain our intellectual property position, risks related to our relationships with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any Orphan Drug Designations and Fast Track Designations, risks related to regulatory filings and potential clearance, the risk that any one or more of our product candidates will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, and risks related to volatile market and economic conditions and public health crises. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ materially from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our other and subsequent filings with the Securities and Exchange Commission. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this Presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Realizing the vision to transform autoimmune disease treatment

Engineered CABA-201 specifically for use in autoimmune patients

- *Leveraging data from an academic 4-1BB CD19-CAR T construct with favorable safety data & durable, drug free remissions[1]*

Executing novel and broad clinical program to accelerate path to approval

- *No requirement for dose escalation*
- *Independent, parallel 6-patient cohorts*
- *Increasing enrollment at >20 clinical sites*

1H24:
Reported initial myositis & SLE clinical data at EULAR[2]

2H24:
Additional data from myositis & SLE trials

Initial clinical data in SSc & gMG trials

FDA fast track designation granted for CABA-201 in multiple indications[3]

Cash runway into 1H26

- **Evaluating CABA-201 without preconditioning**
- **Advancing program to potentially eliminate apheresis**
- **Securing scalable commercial manufacturing**

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis

1. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700. The construct utilized in these studies has a similar design to CABA-201, sharing the 4-1BB costimulatory domain, but is a different construct.
2. Data cut-off as of 28 May 2024.
3. FDA Fast Track Designation received in dermatomyositis, SLE, lupus nephritis and systemic sclerosis.

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Innovative and scalable clinical strategy with potential for accelerated development path Pipeline targeting autoimmune diseases with high unmet need Program Trial Preclinical Phase 1/2 Pivotal CABA-201 4-1BB CD19-CAR T RESET-Myositis™ CARTA Chimeric Antigen Receptor T cells for Autoimmunity RESET-SLE™ RESET-SSc™ RESET-MG™ RESET-PV™ Sub-study1 CAART Chimeric AutoAntibody Receptor T cells MusCAARTes™ Dermatomyositis Anti-synthetase syndrome IMNM Lupus Nephritis Non-Renal SLE Skin + Organ Cohort AChR-Ab neg. gMG AChR-Ab pos. gMG Skin Cohort Rheumatology Neurology Dermatology FTD Mucocutaneous & mucosal pemphigus vulgaris2 Contains cohort(s) without preconditioning Juvenile Myositis Pediatric Indication MuSK-Ab positive MG2 FTD RESET™ – REstoring SElf-Tolerance; IMNM – Immune-mediated necrotizing myopathy; SLE – Systemic lupus erythematosus; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis Sub-study incorporated into DesCAARTes™ study. 2. Currently being evaluated in a Phase 1 trial. FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, mucosal pemphigus vulgaris, and MuSK-Ab positive MG.

Chimeric Antigen Receptor T Cells for Autoimmunity CABA-201

CABA-201

CABA-201: CD19-CAR T specifically designed for autoimmunity

Cabaletta's CD19 binder with similar *in vitro* & *in vivo* activity to FMC63[1,2] (binder used in academic report[3])

Fully human anti-CD19 binder
Similar binding affinity & biologic activity to FMC63, with binding to the same epitopes[1,2]

4-1BB costimulatory domain
Same co-stim. domain as used in academic studies

CD3-zeta signaling domain



CABA-201[5]

Clinical data reported by IASO using licensed CD19 binder in oncology[4]

- **Fully human binder**
  Evaluated as dual-CAR combined with CD22 binder with standard Flu/Cy preconditioning
- **Data reported in ~20 patients to date**
  B cell leukemia and lymphoma in IIT in China
- **Safety data supports autoimmune development**

IIT – Investigator-initiated trial; Flu/Cy – Fludarabine/Cyclophosphamide

1. Peng, Binghao J, et al. "Preclinical specificity and activity of CABA-201, a fully human 4-1BB containing CD19 CAR T therapy for treatment-resistant autoimmune disease." Poster presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA.
2. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti-CD19 chimeric antigen receptors for T-cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847.
3. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
4. Evaluated as part of CT120, a dual-CD19xCD22 CAR T product candidate under development by Nanjing IASO Biotherapeutics, Co., Ltd. (IASO Bio).
5. Transmembrane domain in CABA-201 is CD8α vs. TNFRSF19 (Troy) utilized in the academic construct. The two transmembrane domains have not been shown to have a significant difference in function or IFN-γ production in preclinical studies. The CD8α transmembrane domain is employed in tisagenlecleucel.

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CABA-201

REstoring **SE**lf-**T**olerance (**RESET**™) Phase 1/2 trials advancing

SLE & myositis trials currently enrolling, with a broadening portfolio to realize the potential of CABA-201

Rheum | *Neuro* | *Undiscl.*

	Phase 1/2 Trials				Preclinical
	Myositis	**SLE**	**SSc**	**gMG**	**2024**
	♀>♂ Typical onset middle age Only FDA-approved therapy is IVIg in DM High mortality due to lung & cardiac involvement	♀>♂ Affects young women & people of color ~40% with lupus nephritis, which carries ~25% risk of death or ESRD within 10y	♀>♂ Middle age onset common Progressive skin & organ fibrosis with lung, cardiac, renal damage Average survival of 12y	♀>♂ Bimodal age of onset Profound weakness that can be disabling Risk for myasthenic crises, with respiratory failure	Autoimmune diseases in which B cells play a key role
U.S. Prevalence	**~68k**	**~160-320k**	**~88k**	**~55k**	**Over 1 million**

CABA-201 also to be evaluated in the absence of preconditioning in pemphigus vulgaris sub-study

SLE – Systemic lupus erythematosus; DM – Dermatomyositis; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; ESRD – End-stage renal disease

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CABA-201

Clinical strategy to reduce risk, maximize reach & accelerate timelines

Broad investigation of CABA-201 in well-defined patient populations with the same dose & similar design

RESET Myositis

- ASyS Cohort — CABA-201 — Single infusion[1]
- DM Cohort — CABA-201 — Single infusion[1]
- IMNM Cohort — CABA-201 — Single infusion[1]

Juvenile myositis cohort recently incorporated into trial

RESET SLE

- Lupus Nephritis Cohort — CABA-201 — Single infusion[1]
- Non-renal SLE Cohort — CABA-201 — Single infusion[1]

RESET SSc

- Skin + Organ Involvement Cohort — CABA-201 — Single infusion[1]
- Severe Skin Involvement Cohort — CABA-201 — Single infusion[1]

RESET MG

- AChR+ gMG Cohort — CABA-201 — Single infusion[1]
- AChR- gMG Cohort — CABA-201 — Single infusion[1]

CD19-CAR T clinical data reported in academic literature[2]

No CD19-CAR T clinical data

Each cohort to include 6 patients treated with an identical dose – without dose escalation requirement – and designed to inform discussions with FDA on registrational path for each indication

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; ASyS – Anti-synthetase syndrome; DM – Dermatomyositis; IMNM – Immune-mediated necrotizing myopathy

1. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to a single dose CABA-201, followed by short inpatient stay.
2. The data reported in the academic literature does not employ CABA-201.

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CABA-201

RESET-Myositis™: Phase 1/2 study design for CABA-201

RESET Myositis™

Initial data presented at EULAR 2024 Congress; enrolling patients with active myositis with DM, ASyS or IMNM

Screening

Key inclusion criteria

- Adults 18-75y with a clinical IIM diagnosis
- Subtype based on serology
- Evidence of active disease despite standard of care

Key exclusion criteria

- Cancer associated myositis
- Significant lung or cardiac impairment
- B cell-depleting agent within prior ~6 months
- Previous CAR T cell therapy and/or HSCT

Phase 1/2 Study Design

Open-label trial with parallel 6-subject cohorts

DM – **CABA-201** – *Single dose of 1x10^6 cells/kg*[1]

ASyS – **CABA-201** – *Single dose of 1x10^6 cells/kg*[1]

IMNM – **CABA-201** – *Single dose of 1x10^6 cells/kg*[1]

Equivalent to dose of 4-1BB CD19-CAR T used in academic report along with standard preconditioning[1,2]

Study Objectives

Primary objective

Safety & tolerability within 28 days of infusion

Categories of key secondary objectives

- **Myositis clinical activity**
- **CK / muscle enzymes**
- **Myositis-specific autoantibody levels**
- **Adverse events**
- **PK / PD analysis**

Juvenile idiopathic inflammatory myopathy (JIIM, juvenile myositis) cohort recently incorporated into trial

IIM – Idiopathic inflammatory myopathy; DM – Dermatomyositis; ASyS – Anti-synthetase syndrome; IMNM – Immune-mediated necrotizing myopathy; CK – creatine kinase

1. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to a single dose CABA-201, followed by short inpatient stay.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.

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CABA-201

RESET-SLE™: Phase 1/2 study design for CABA-201

RESETSLE

Initial data presented at EULAR 2024 Congress; enrolling patients with active SLE with or without renal disease

Screening

Key inclusion criteria

Adults 18-65y with an SLE diagnosis

Confirmatory serology

SLE: active, moderate to severe SLE, SLEDAI 2K ≥8 despite standard therapy

LN: active, biopsy-proven LN class III or IV, ± class V

Key exclusion criteria

B cell-depleting agent within prior ~6 months

Presence of kidney disease other than LN

Previous CAR T cell therapy and/or HSCT

Phase 1/2 Study Design

Open-label trial with parallel 6-subject cohorts

SLE with lupus nephritis — **CABA-201**
Single dose of 1x10^6 cells/kg[1]

SLE without renal disease — **CABA-201**
Single dose of 1x10^6 cells/kg[1]

Equivalent to dose of 4-1BB CD19-CAR T used in academic report along with standard preconditioning[1,2]

Study Objectives

Primary objective

Safety & tolerability within 28 days of infusion

Categories of key secondary objectives

- **SLE disease activity**
- **Complete renal response**
- **Adverse events**
- **PK / PD analysis**
- **Biomarker analyses**

Similarly designed Phase 1/2 trials – RESET-SSc™ & RESET-MG™ – advancing in SSc & gMG

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis
1. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to a single dose CABA-201, followed by short inpatient stay.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.

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CABA-201

Evaluating CABA-201 without preconditioning in pemphigus

Elimination of preconditioning may expand CAR T opportunity for autoimmune patients

- Published data in multiple myeloma suggests preconditioning may not be necessary[1]
- Experience with and without preconditioning in PV in DesCAARTes™ study

As a well-defined autoantibody-mediated disease, PV is a potentially ideal evaluation setting

- Anti-DSG antibodies necessary & sufficient for disease
- Anti-DSG antibodies 98-100% sensitive & specific[2]
- Anti-DSG antibodies correlate with disease activity
- Depletion of B cells or antibodies improve disease
- Clinical scoring based on mucosal & skin disease

Updated PV Study Design

Open-label umbrella trial incorporating CABA-201 into DSG3-CAART study

New sub-study

CABA-201

Mucocutaneous & mucosal PV — *Initiating sub-study without preconditioning*

Enrollment completed

DSG3-CAART

Mucosal PV — *Dose-ranging cohorts in absence of preconditioning*

Mucosal PV — *Combination with IVIg & CY*

Mucosal PV — *Combination with IVIg, CY & fludarabine*

DSG – Desmoglein; PV – Pemphigus vulgaris

1. Cohen, Adam D., et al. "B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma." The Journal of Clinical Investigation 129.6 (2019).
2. Schmidt, Enno, et al. "Novel ELISA systems for antibodies to desmoglein 1 and 3." Experimental dermatology 19.5 (2010): 458-463.

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Metrics to assess outcomes of B cell depletion in autoimmunity

Translational & clinical parameters inform framework to evaluate advanced modalities in autoimmunity



CAR T &
B cell levels[1]
CD19-CAR T Cells
Healthy B cells
Autoreactive B cells
Following treatment with autologous CD19-CAR T, 6 pts with 12+ mo. of drug-free remission, as reported by Erlangen group[2]
Naïve B cells
Infusion
1 mo.
3 mo.
6 mo.
12+ mo.

Metrics of evaluation	Within 1 month	~3 months	Up to 12+ months
Translational measures	☑ B cell depletion: Timing & depth ☑ CAR T expansion: Magnitude & timing	☑ Autoantibody changes ☑ Vaccine titer changes ☑ Inflammatory marker changes	☑ Time to B cell repopulation ☑ B cell phenotype[3] ☐ Autoantibody changes
Clinical data	☑ Rate of CRS more severe than fever ☑ Rate & grade of ICANS ☑ Rate & severity of infection	☑ Early efficacy signals ☑ Rate & severity of infection	☐ Durability of clinical activity ☐ Rate & severity of infection ☐ Delayed cytopenias
Patient experience	☑ Hospitalization requirements ☑ Apheresis & preconditioning ☑ Single vs. multiple infusions	☑ Chronic maintenance therapy / concomitant medications, if any	☐ Chronic maintenance / concomitant medications, if any

✓ Indicates data presented at EULAR 2024 for either or both of the first two patients in the RESET clinical program.
1. Illustrative graphic, adapted from Taubmann, J., et al. "OP0141 Long Term Safety and Efficacy Of CAR-T Cell Treatment in Refractory SLE-Data from the First Seven Patients." (2023): 93-94.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
3. Flow phenotyping data; confirmatory analyses ongoing.

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CABA-201 exhibited anticipated profile of expansion and contraction1 CABA-201 demonstrated expansion & targeted B cell depletion Response appears to be consistent with published data of cryopreserved CAR T products as well as the expansion profile of BCMA-CAR T products in patients with multiple myeloma, in which the number of target cells is more similar to autoimmune disease than to B cell leukemias and lymphomas.2-6 Shah BD, et al. Lancet. 2021;398(10299):491-502. Awasthi R, et al. Blood Adv. 2020;4(3):560-572. IMNM #1 SLE #1 Expansion of CAR T cells to anticipated range suggests target engagement Complete B cell depletion achieved by day 15 on flow cytometry Peripheral peak CAR T expansion occurred at approximately 2 weeks & rapid contraction suggests systemic B cell aplasia was achieved 4.98% of T cells 3.32% of T cells CABA-201 cells/µL Blood 102 101 100 0 −5 0 5 10 15 20 25 30 Days post infusion SLE #1 IMNM #1 Preconditioning CABA-201 infusion CD19+ CD20+ B cells/µL 60 80 60 20 0 −5 0 5 10 15 20 25 30 Days post infusion Munshi NC, et al. N Engl J Med. 2021;384(8):705-716. Cohen AD, et al. Blood Cancer J. 2022;12(2):32. Müller F, et al. N Engl J Med. 2024;390(8):687-700.

Antibody reduction & clinical improvement in disease activity observed with follow-up of 12 weeks1 CK reduction & clinical improvement observed in SRP IMNM Data cut-off as of May 28, 2024. Luminex assay developed and performed by Cabaletta Labs. Qualitative commercial assay (Myositis Antigen Panel, performed at National Jewish Health Advanced Diagnostic Laboratories) suggests SRP54 antibody remains strongly positive at Week 12; Ro-52 normalizes by week 8. Based on patient’s moderate level of muscle disease at baseline, mild-moderate disability and limited extramuscular manifestations, the maximum achievable score is 70 points on the 100-point TIS scale. Patient treated in third-party CASTLE Phase I/II basket study, TIS data at Week 12 and 24 provided via personal communication with and as presented by Dr. Georg Schett at the EULAR 2024 symposium. Müller F, et al. N Engl J Med. 2024;390(8):687-700. IMNM #1 Discontinued all disease-specific therapies Disease markers continuing to trend positively Patient reported symptoms as much improved Disease activity & improvement measures Quantitative translational assay shows ongoing reduction in SRP & Ro-52 antibodies2,3 12-week TIS consistent with IMNM case report5 Baseline Week 4 ULN U/L 600 400 200 0 Week 8 Week 12 Creatine Kinase Normal strength MMT-8 150 140 130 120 Baseline Week 4 Week 8 Week 12 Score Major Score (points) 100 80 Minor Moderate 60 40 20 Week 24 Baseline Week 12 None RESET-Myositis IMNM #1 patient-specific TIS ceiling4 TIS RESET-Myositis IMNM #1 patient treated with CABA-201 IMNM patient in CASTLE basket study5 ASyS patients treated at Univ. Hospital Erlangen via German expanded access program6 Academic published data overlaid for illustrative purposes SRP9 SRP54 SS-A/Ro-52 Week 8 Week 4 Baseline 10000 5000 0 Week 8 Week 4 Baseline 1500 500 2000 Week 12 1000 0 Net MFI Net MFI SRP No CRS, ICANS, or infections reported (no tocilizumab received), and the SRP IMNM patient was discharged 4 days post infusion

0 0 Month 3 Month 6 SLEDAI-2K Score 25 20 30 10 5 15 Academic published data for illustrative purposes Trend toward improvement in disease manifestations observed with follow up of 4 weeks2 Early efficacy signals in first patient in non-renal SLE cohort1 Patient in non-renal SLE cohort due to isolated Class V LN. Data cut-off as of 28 May 2024. Baseline and Day 29 SLEDAI-2K score are reflective of disease activity at study visit day. SLE #1 Vasculitis, arthritis and hematuria resolved within 4 weeks despite discontinuation of all therapies at infusion other than ongoing taper from prednisone 10mg per day Alopecia Low complement Increased DNA binding4 Proteinuria5 Hematuria Arthritis Vasculitis 26 10 20 SLEDAI-2K3 10 0 Baseline Week 4 30 SLE patient #1 Academic SLE data6 4. Anti-dsDNA antibody titer decreased from 1:40 to 1:10 from Baseline to Week 4. 5. Urine Protein Creatinine Ratio decreased from 1.08 to 0.80 from Baseline to Week 4. 6. SLE patients treated at Univ. Hospital Erlangen via German expanded access program; Müller F, et al. N Engl J Med. 2024;390(8):687-700. No CRS, ICANS, or infections reported (no tocilizumab received), and the non-renal SLE patient was discharged 4 days post infusion

BAFF B cells Preconditioning CABA-201 infusion Initial patient phenotyping data consistent with potential immune system reset; confirmatory analyses ongoing Naïve B cell repopulation occurred at 2 months in first IMNM patient Note: Flow plot gating reflects CD19+ CD20+ live lymphocytes. Data cut-off as of May 28, 2024. Systemic B cell depletion triggers BAFF to encourage bone marrow B cell repopulation IMNM #1 15000 10000 5000 0 0 25 50 Days post infusion CD19+ CD20+ B cells/µL BAFF (pg/mL) 80 60 40 20 0 B Cell, % CD20 Baseline CD19 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 5.08 Week 12 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 6.56 107 Day 15 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 0 Week 8 107 106 105 104 0 0 104 106 105 B cells (CD19+, CD20+) 7.02 CD38 CD24 106 105 104 0 0 104 106 105 106 105 104 0 0 104 106 105 106 105 104 0 0 104 106 105 B cell phenotyping data 1 Early Naïve (Transitional) B cell Naïve B cell Remaining CD19+ CD20+ B cells

Staged approach allows for efficient allocation of capital while leveraging experienced partners Manufacturing strategy Late Phase & Commercial: Scale-Up & Commercialization Data-gated, staged investment Early Phase: Penn, CDMOs & CABA Process Ongoing Penn has reliably provided timely product for years Expanded commercial CDMO partnerships for vector and cell product supply Process development work on track to implement commercial-ready process in pivotal studies Evaluating paths to commercial-ready manufacturing: Expansion of CDMO relationships Opportunities for automated manufacturing Cabaletta-operated facility Strategic partnership(s) Continuous focus on innovations to address scale Internal program Cellares technology assessment program advancing

Securing & expanding our leadership in autoimmune cell therapy

Increased enrollment since EULAR presentation

Advancing the RESET™ clinical trials with the goal of delivering on our commitment to patients

Myositis
Systemic lupus erythematosus
Systemic sclerosis
Generalized myasthenia gravis
Pemphigus vulgaris

- Minimizing the requirement for inpatient stay
- Evaluating CABA-201 without preconditioning
- Seeking to remove the burden of apheresis[1]
- Innovating to address scale in autoimmune disease

Broadening potential to serve patients

Biologic opportunity for potential cure or paradigm-shifting treatment may be possible in dozens of autoimmune diseases

Rheumatology
- Rheumatoid arthritis
- ANCA-associated vasculitis
- Sjögren's syndrome

Neurology
- Multiple sclerosis
- Neuromyelitis optica
- CIDP

Nephrology
- Membranous nephropathy
- Goodpasture's syndrome

Dermatology
- Pemphigus foliaceus
- Epidermolysis bullosa acquisita
- Bullous pemphigoid

Hematology
- Immune thrombocytopenic purpura
- Thrombotic thrombocytopenic purpura
- Antiphospholipid syndrome
- Autoimmune hemolytic anemia

Endocrinology
- Type 1 diabetes
- Graves' disease
- Hashimoto's disease

1. Abstract 1372: Autologous CD19 CART Manufacturing from Whole Blood Collection for the Treatment of Autoimmune Disease. ASGCT 2024.

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Corporate Summary

Cabaletta Bio leadership

Track record of operational success evaluating novel cell therapy candidates in autoimmunity

LEADERSHIP TEAM



Steven Nichtberger, M.D.
President, CEO & Chairman
MERCK tengion Penn



Samik Basu, M.D.
Chief Scientific Officer
Adaptimmune MERCK



Gwendolyn Binder, Ph.D.
President, Science & Technology
Adaptimmune Penn



David J. Chang, M.D., M.P.H., FACR
Chief Medical Officer
AstraZeneca gsk Penn



Arun Das, M.D.
Chief Business Officer
Goldman Sachs Penn Children's Hospital of Philadelphia



Michael Gerard
General Counsel
Spark SANDOZ A Novartis Division



Heather Harte-Hall
Chief Compliance Officer
Adaptimmune Pfizer



Anup Marda
Chief Financial Officer
Bristol-Myers Squibb



Martha O'Connor
Chief HR Officer
Bristol-Myers Squibb accentureconsulting



Sarah Yuan
Chief Technology Officer
Bristol-Myers Squibb Biogen bluebirdbio

BOARD OF DIRECTORS

- Steven Nichtberger, M.D.
- Catherine Bollard, M.D.
- Scott Brun, M.D.
- Richard Henriques
- Mark Simon
- Shawn Tomasello

SCIENTIFIC ADVISORY BOARD

- **Aimee Payne, M.D., Ph.D.**
  Co-Founder and Co-Chair
- **Brian Daniels, M.D.**
- **Carl June, M.D.**
- **Iain McInnes, Ph.D., FRCP, FRSE, FMedSci**
- **Michael C. Milone, M.D., Ph.D.**
  Co-Founder and Co-Chair
- **Georg Schett, M.D.**
- **Jay Siegel, M.D.**
- **Drew Weissman, M.D., Ph.D.**


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Cabaletta Bio®
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Realizing the vision to transform autoimmune disease treatment

Engineered CABA-201 specifically for use in autoimmune patients

- *Leveraging data from an academic 4-1BB CD19-CAR T construct with favorable safety data & durable, drug free remissions[1]*

Executing novel and broad clinical program to accelerate path to approval

- *No requirement for dose escalation*
- *Independent, parallel 6-patient cohorts*
- *Increasing enrollment at >20 clinical sites*

1H24: Reported initial myositis & SLE clinical data at EULAR[2]

2H24: Additional data from myositis & SLE trials

Initial clinical data in SSc & gMG trials

FDA fast track designation granted for CABA-201 in multiple indications[3]

Cash runway into 1H26

- **Evaluating CABA-201 without preconditioning**
- **Advancing program to potentially eliminate apheresis**
- **Securing scalable commercial manufacturing**

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis

1. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700. The construct utilized in these studies has a similar design to CABA-201, sharing the 4-1BB costimulatory domain, but is a different construct.
2. Data cut-off as of 28 May 2024.
3. FDA Fast Track Designation received in dermatomyositis, SLE, lupus nephritis and systemic sclerosis.

Cabaletta Bio® 22

Corporate Presentation AUGUST 2024